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                                                                  EXHIBIT 10.139

                     FIRST AMENDMENT TO AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT

         FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of June 29, 2000, among BLUEGREEN CORPORATION ("Bluegreen"), BLUEGREEN VACATIONS UNLIMITED, INC. ("Vacations", and together with Bluegreen, the "Borrowers"), and HELLER FINANCIAL, INC., (together with its successors and permitted assigns, the "Lender").

                                    RECITALS

         A. Lender and Borrowers are party to that certain Amended and Restated Loan and Security Agreement dated as of June 30, 1999 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement").

         B. On and subject to the terms and conditions hereof, Borrowers have requested from Lender, and Lender is willing to grant, certain amendments to certain provisions of the Loan Agreement, all on terms and conditions set forth herein.

         C. This Amendment shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment; capitalized terms used herein without definition are so used as defined in the Appendix to the Loan Agreement or the Loan Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

         1. AMENDMENT.

         (a) Section 1.1 of the Loan Agreement is hereby amended by deleting the reference to "June 26, 2000" therein and substituting therefor "August 28, 2000".

         (b) Section 1.2 of the Loan Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

         "1.2Term. The Loan shall be from June 26, 1998 to the Maturity Date (the "Term").

         (c) Section 1.7(a) of the Loan Agreement is hereby amended by deleting the last sentence thereof and substituting therefor the following:

         "All out of pocket costs and expenses in connection with any partial releases shall be at the expense of the Borrowers."



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         (d) Section 1.7(b) of the Loan Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

         "(b)MANDATORY PREPAYMENTS. If at any time (i) the outstanding principal balance of the Loan exceeds the Maximum Exposure or (ii) Bluegreen Corporation ceases to own, directly or indirectly, at least 51% of the economic and voting interests of Bluegreen Properties, N.V. Borrowers shall, within five (5) Business Days after notice, prepay the Loan in an amount necessary to reduce the principal balance of the Loan to the Maximum Exposure; provided, however, that Borrowers at their option within (5) Business Days after notice, may deliver to Lender one (1) or more Pledged Receivables such that, after delivery of such Pledged Receivable(s), the outstanding principal balance of the Loan does not exceed the Maximum Exposure."

         (e) The Appendix to the Loan Agreement is hereby amended as follows:

             (i) by deleting the following definitions in their entirety and substituting therefor the following:

         AVAILABILITY. At all times during the term of this Agreement, the lesser of (i) $ $35,000,000 minus outstanding Advances, or (ii) an amount equal to 95% of the principal balance of Pledged Receivables; provided that with respect to Aruba Receivables, such amount shall be 85% of the principal balance of such Pledged Receivables; provided further, that notwithstanding anything to the contrary contained herein the amounts advanced against Pledged Receivables (i) relating to Eligible Uncompleted Unit Receivables shall not at any time represent in the aggregate more than the lesser of $5,000,000.00 or 30% of the aggregate principal amount of all Advances outstanding under this Agreement; (ii) relating to Managed Resorts shall not at any time represent in the aggregate more than $2,000,000 of the aggregate principal amount of all Advances outstanding under this Agreement and
         (iii) relating to Aruba Receivables shall not exceed on a cumulative basis $6,000,000 of all Advances made under this Agreement. After the Maturity Date or, at the option of Lender in accordance with Section 8.10, after the occurrence and during the continuance of an Event of Default hereunder, Availability shall be zero ($0). At any time Bluegreen Corporation ceases to own, directly or indirectly, at least 51% of the economic and voting interests of Bluegreen Properties, N.V., Availability with respect to Aruba Receivables shall be zero ($0).

         CUSTODIAN. U.S. Bank Trust National Association, or such other Person designated by Lender and approved by Borrowers to maintain physical possession of the Pledged Receivables and the Pledged Receivables Collateral.

         MATURITY DATE. August 28, 2000.

         MAXIMUM EXPOSURE. The lesser of (a) $35,000,000, or (b) ninety-five percent (95%) of the outstanding principal balance of all Pledged

         Receivables; PROVIDED that with respect to Aruba Receivables, such amount shall be 85% of the outstanding principal balance of such Pledged Receivables; PROVIDED, HOWEVER, notwithstanding anything to the contrary contained herein, the outstanding principal amount of Advances made with respect to Eligible Uncompleted Unit Receivables shall not in the aggregate represent more than the lesser of $5,000,000 or thirty percent (30%) of the aggregate principal amount of Advances outstanding hereunder and any such excess




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         shall require a prepayment of the Loan or the pledge of Eligible
         Receivables consistent with Section 1.7(b) hereof.

         RECEIVABLES. A conditional sale contract or note and its related security, including but not limited to any Purchase Money Mortgage, Deed of Trust or security interest in the related Interval (any accessions thereof) and any and all rights to payments thereunder. The term "Receivables" shall also include "Aruba Receivables".

         RESORTS. Those certain timeshare vacation resorts commonly known as La Cabana Beach and Racquet Club (Oranjestad, Aruba), Orlando Sunshine II (Orlando, Florida), Shenandoah Crossing (Gordonsville, Virginia). Shore Crest I and II (Myrtle Beach, South Carolina), Harbour Lights (Myrtle Beach, South Carolina), Mountain Loft (Gatlinburg, Tennessee), Laurel Crest (Pigeon Forge, Tennessee), Lodge Alley Inn (Charleston, South Carolina), Falls Village (Branson, Missouri), Christmas Mountain Campground (Wisconsin Dells, Wisconsin), The Timbers at Christmas Mountain (Wisconsin Dells, Wisconsin), The Villas at Christmas Mountain (Wisconsin Dells, Wisconsin) as more particularly described on EXHIBIT M and shall include the Managed Resorts.

             (ii) by adding the following definitions in alphabetical order:

                  ARUBA RECEIVABLES. With the respect to Receivables relating to La Cabana, a purchase and finance agreement and any and all rights to payments thereunder.

                  LA CABANA. That certain timeshare vacations resort commonly known as La Cabana Beach and Racquet Club.

             (iii) By deleting clause (d) of the definition of "Eligible Completed Unit Receivable" and substituting therefor the following:

                  "(d) (i) the weighted average interest rate of all Receivables financed under this Agreement is not less than 14.90% per annum at the time and inclusive of the Receivable to be financed hereunder and (ii) the weighted average interest rate of all Aruba Receivables financed under this Agreement is not less than 14.00% per annum at the time and inclusive of the Receivables to be financed hereunder;"

              (iv) by deleting clause (l) of the definition of "Eligible Completed Unit Receivable" and the definition of Eligible Uncompleted Unit Receivable" and substituting therefor the following:

                  "(l) at least 90% of the aggregate outstanding principal balance of all Receivables arise from Obligors who are either residents of the U.S. or Canada at the time the Pledged Receivable is financed hereunder; provided that with respect to Aruba Receivables, at least 60% of the aggregate outstanding principal balance of tall Receivables arise from Obligors who are either residents of the U.S. or Canada at the time the Aruba Receivable is financed hereunder; provided, further, that in no event shall the aggregate outstanding principal balance of Receivables arising from Obligors who are not residents of the U.S. or Canada exceed $2,400,000;"



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             (v) by deleting clause (d) of the definition of "Eligible
Uncompleted Unit Receivable" and substituting therefor the following:

                  "(d) (i) the weighted average interest rate of all Receivables financed under this Agreement is not less than 14.90% per annum at the time and inclusive of the Receivables to be financed hereunder and (ii) the weighted average interest rate of all Aruba Receivables financed under this Agreement is not less than 14.00% per annum at the time and inclusive of the Receivable to be financed hereunder;"

             (vi) by adding the following clause (z) to the definition of "Eligible Completed Unit Receivable":

                  "(z) with respect to Aruba Receivables only, Bluegreen Corporation shall own, directly or indirectly, at least 51% of the economic and voting interests of Bluegreen Properties, N.V."

             (vii) by deleting the reference to "2.755" contained in the definition of "Interest Rate" and substituting therefor "3.00%";

             (viii) by adding the following to clause (y) to the definition of "Eligible Completed Unit Receivable" and the definition of "Eligible Uncompleted Unit Receivable":

                  ":provided that the Receivable need not meet the Minimum Credit Scoring Standard during the period beginning on the date of effectiveness of this Amendment and ending on the sixtieth day following such date to effectiveness."

         (f) The parties hereto agree that notwithstanding anything contained in this Amendment, the Loan Agreement and any other Loan Document to the contrary,
(a) the Borrowers shall not be required to provide any notice of the transactions contemplated by the Loan Documents to any Obligor on a Receivable which is first pledged under the Loan Agreement after June 26, 2000 (a "New Obligor"), (b) the Borrowers shall not be required to instruct any New Obligor to remit payments to a lockbox maintained for the benefit of the Lender and (c) absent an Event of Default, the Lender shall not record any mortgage assignment relating to the Receivable of a New Obligor.

         2. REPRESENTATIONS AND WARRANTIES.

         (a) After giving effect to this Amendment and the transactions contemplated hereby (i) no Event of Default shall have occurred or be continuing and (ii) the representations and warranties of Borrowers contained in the Loan Documents shall be true, correct and complete in all material respects on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date.

         (b) Borrowers jointly and severally represent and warrant to Lender that the execution, delivery and performance by each Borrower of this Amendment and the other documents and transactions contemplated hereby are within such Borrower's corporate powers, have been duly authorized by all necessary corporate action (including, without limitation, all necessary shareholder approval) of such Borrower, have received all necessary governmental approvals, and do not and will not contravene of conflict with any provision of any law applicable to such Borrower, the certificate or articles of incorporation or





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         bylaws of such Borrower, or any order, judgment or decree of any court or other agency of government or any contractual obligation binding upon such Borrower; and this Amendment, the Loan Agreement and each other Loan Document constitutes the legal, valid and binding obligation of each Borrower enforceable against each Borrower in accordance with its terms.

         3. CONDITIONS PRECEDENT. This Amendment shall become effective upon Lender's receipt of the following item and the satisfaction of the following conditions, as the case may be, all in form and substance satisfactory to Lender.

         (a)      DOCUMENTATION

                  (i) AMENDMENT. This Amendment, duly executed by each Borrower and Lender.

                  (ii) ASSIGNMENTS. Duly executed assignment and other conveyancing documents ("Assignments") necessary to transfer ownership of the Aruba Receivables from Bluegreen Properties, N.V. to Bluegreen Corporation.

                  (iii) OPINION. A duly executed legal opinion of (i) Aruban counsel to the Borrowers and Bluegreen Properties, N.V., as to certain corporate matters, enforceability of the Assignments, no conflict with laws, and perfection of security interest in Aruban Receivables, together with opinions on such other matters as Lender or its counsel may reasonably request, (ii) Choate, Hall & Stewart as t certain corporate matters and no conflict with laws, together with opinions on such other matters as Lender or its counsel may reasonably request, and (iii) in-house counsel to Borrowers as to certain corporation matters and no conflict with laws, together with opinions on such other matters as Lender or its counsel may reasonably request.

                  (iv) RECEIVABLES FILE. The Receivables File and Pledged Receivables Collateral relating to Receivables subject to a proposed Advance (other than those Receivables Files relating to the Aruba Receivables that the Lender has in its possession as of the date hereof) shall have been delivered to the Custodian.

                  (v) ARUBA RECEIVABLES DOCUMENTS. Copies of all documents executed and delivered in connection with the Aruba Receivables.

                  (vi) SECRETARY'S CERTIFICATE; RESOLUTIONS. A certificate of the Clerk, Secretary, an Assistant Clerk or and Assistant Secretary of each of the Borrowers certifying (i) the names and true signatures of the officers authorized on its behalf to sign this Amendment (ii) a copy of such party's certificate or articles of incorporation and by-laws, and (iii) a copy of the resolutions of the board of directors of such party approving this Amendment and the related transactions to which it is a party, all in form and substance satisfactory to the Lender. Such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate.

                  (vii) CUSTODIAL AGREEMENT. A duly executed Custodial Agreement among Lender, Borrowers and the Custodian.


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                  (viii)   UCC SEARCHES. UCC lien searches against Borrowers.

                  (ix) UCC FINANCING STATEMENTS. Duly executed UCC financing statements naming the Borrowers as debtors and Lender as secured party to be filed in such jurisdictions as Lender may require.

                  (x) REAL ESTATE DOCUMENTATION. Duly executed assignments of mortgages in respect of Receivables and Pledged Receivables Collateral pledged to Lender together with title commitments relating thereto (except no title insurance commitments or assignment of mortgages shall be required with respect to any Aruba Receivable).

         (b) NO EVENT OF DEFAULT. No event of Default shall have occurred and be continuing, or would result after giving effect hereto.

         (c) WARRANTIES AND REPRESENTATIONS. The warranties and representations of each Borrower contained in this Amendment and the other Loan Documents shall be true and correct in all material respects after giving effect hereto.

         4. EFFECT ON LOAN DOCUMENTS. This Amendments is limited to the specific purpose for which it is granted and, except as specifically set forth above (a) shall not be construed as a consent, waiver or other notification with respect to any term, condition or other provision of any Loan Document and (b) each of the Loan Documents shall remain in full force and effect and are each hereby ratified and confirmed. Notwithstanding anything contained in this Amendment to the contrary, the amendments contained in Sections I (e)(iii) and (v) hereof shall only be applicable to Receivables which are proposed to be the subject of an Advance made on and after the date of this Amendment and shall not be applicable to Receivables which constituted "Eligible Completed Unit Receivables" or "Eligible Uncompleted Unit Receivables" before giving effect to this Amendment and for which Lender has previously made an Advance.


         5. SUCCESSORS AND ASSIGNS. This Amendment shall be binding on and shall inure to the benefit of Borrowers, Lender and their respective successors and assigns; provided that no Borrower may assign its rights, obligations, duties or other interest hereunder without the prior written consent of Lender. The terms and provisions of this Amendment are for the purpose of defining the relative rights and obligations of Borrowers and Lender with respect to the transactions contemplated hereby and there shall be no third party beneficiaries or any of the terms and provisions of this Amendment.

         6. ENTIRE AGREEMENT. This Amendment, including all documents attached hereto, incorporated by reference herein or delivered herewith, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof.

         7. FEES AND EXPENSES. As provided in Section 9.3 of the Loan Agreement, Borrowers agree to pay on demand all Costs incurred by Lender in connection with the preparation, execution and delivery of this Amendment.




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         8. INCORPORATION OF LOAN AGREEMENT. The provisions contained in
Sections 11.12 and 11.13 of the Loan Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety with respect to this Amendment and the subject matter hereof.

         9. CAPTIONS. Section captions used in this Amendment are for convenience only, and shall not affect the construction of this Amendment.

         10. SEVERABILITY. Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effected and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

         11. COUNTERPARTS. This Amendments may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

         12. PAYMENT UPON MATURITY DATE. The parties hereto acknowledge and agree that payment of the Indebtedness pursuant to Section 1.6(b) of the Loan Agreement shall not constitute a prepayment under Section 1.7 of Loan Agreement.

         IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the day and year first above written,



                                         BLUEGREEN CORPORATION


                                         By:      /s/ John F. Chiste
                                             ---------------------------------
                                         Title:   CHIEF FINANCIAL OFFICER



                                         BLUEGREEN VACATIONS UNLIMITED, INC.


                                         By:      /s/ John F. Chiste
                                             ---------------------------------
                                         Title:   CHIEF FINANCIAL OFFICER




                                         HELLER FINANCIAL, INC.


                                         By:      /s/ Dennis Holland
                                             ---------------------------------
                                         Title:   VICE PRESIDENT